Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:           Bombardier Capital Mortgage Securitization Corporation:
              BCMSC Trust 1998-C

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1998-C and deliver to you herewith the following documents:

              One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Blaine Filthaut
--------------------------------------
Blaine Filthaut
Bombardier Capital Mortgage Securitization Corporation:


                           SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) July 25, 2001


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                       (Depositor)
                    (Exact name of registrant as specified in its charter)


                                      on behalf of


                             BCMSC Trust Series 1998-C

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                  Page 1 of 9
                          Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 1998-C on July 16, 2001 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

        99.1. Distribution Date Statement relating to interest and prinicipal distributions made on July 16, 2001 on the Series 1998-C Certificates

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                                  /s/ Blaine Filthaut
                          -------------------------------------
                                    Name: Blaine Filthaut
                                    Title:   Treasurer

Dated: July 25, 2001

I. ORIGINAL DEAL PARAMETERS

(A) Initial Pool Principal Balance                                                             $ 189,552,960.29
(B) Initial Certificates Principal Balance                                                     $ 184,814,000.00
    (i)  Initial Class A-1   Certificate Principal Balance                                     $ 143,112,000.00
                             Certificate Amount Percentage                                            75.50%
                             Certificate Pass-through Rate                                             6.85%
    (ii) Initial Class A-2   Certificate Principal Balance                                      $          0.00
                             Certificate Amount Percentage                                             0.00%
                             Certificate Pass-through Rate                                             0.00%
    (iii)Initial Class A-3   Certificate Principal Balance                                      $          0.00
                             Certificate Amount Percentage                                             0.00%
                             Certificate Pass-through Rate                                             0.00%
    (iv) Initial Class A-4   Certificate Principal Balance                                      $          0.00
                             Certificate Amount Percentage                                             0.00%
                             Certificate Pass-through Rate                                             0.00%
    (v)  Initial Class M-1   Certificate Principal Balance                                      $ 14,690,000.00
                             Certificate Amount Percentage                                             7.75%
                             Certificate Pass-through Rate                                             7.51%
    (vi) Initial Class M-2   Certificate Principal Balance                                      $ 10,426,000.00
                             Certificate Amount Percentage                                             5.50%
                             Certificate Pass-through Rate                                             7.90%
    (vii)Initial Class B-1   Certificate Principal Balance                                      $ 8,056,000.00
                             Certificate Amount Percentage                                             4.25%
                             Certificate Pass-through Rate                                             8.50%
    (viiiInitial Class B-2   Certificate Principal Balance                                      $ 8,530,000.00
                             Certificate Amount Percentage                                             4.50%
                             Certificate Pass-through Rate                                             8.50%

(C) Initial Weighted Average Coupon (WAC)                                                              9.91%
(D) Initial Weighted Average Original Maturity (WAOM)                                                 323.00 months
(E) Initial Weighted Average Remaining Maturity (WAM)                                                 321.00 months
(F) Initial Number of Receivables                                                                      5,167
(G) Servicing Fee Rate                                                                                 1.00%
(H) Credit Enhancement
    (i)  Reserve Fund Initial Deposit Percentage                                                       0.00%
    (ii) Reserve Fund Target %                                                                         0.00%
    (iii)Target Overcollateralization Percentage Prior to Crossover Date                               4.75%
    (iv) Target Overcollateralization Percentage After Crossover Date                                  4.75%
    (v)  Target Overcollateralization Floor                                                            1.25%
    (vi) Target Credit Enhancement % Prior to Crossover Date                                           4.75%
    (vii)Target Credit Enhancement % After Crossover Date                                              8.31%
    (viiiTarget Credit Enhancement Floor                                                               1.75%
    (ix) Target Credit Enhancement Amount                                                      $ 9,003,765.61
(I) Crossover Date Tests
         Earliest Crossover Date                                                                    Dec-2003
         Percent of Initial Suboridnation Percentage                                                 175.00%
(J) Class B-2 Floor Percentage (of Initial Pool Balance)                                               0.75%

II. CURRENT PORTFOLIO INFORMATION

(A) Beginning Pool Principal Balance                                                           $ 153,516,942.56
(B) Beginning Pool Factor                                                                         80.988945%
(C) Ending Pool Principal Balance                                                              $ 152,296,545.66
(D) Ending Pool Factor                                                                            80.345116%
(E) Ending Total Certificate Balance (after Current Distributions)                             $ 150,983,932.20
(F) Current Overcollateralization Amount (after Current Distributions)                         $ 1,312,613.46
(G) Weighted Average Coupon (WAC)                                                                      9.82%
(H) Weighted Average Remaining Maturity (WAM)                                                         294.69 months
(I) Ending Number of Receivables                                                                       4,241


III. COLLECTION CALCULATIONS

(A) Interest

    (i)  Scheduled Interest Collections durring Current Period                                  1,002,458.05
    (ii) Paid Ahead Interest Collections applied to Current Period                                 36,605.95
    (iii)Net Servicer Advance                                                                     504,182.54
    (iv) Liquidation Proceeds Attributable to Interest                                                     -
    (v)  Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)                   -
    (vi) Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                       7,472.74
    (vii)Recoveries on Previously Liquidated Contracts                                                     -
                                                                                               --------------
    (viiiTotal Interest Amount Available for Distribution                                       1,550,719.28

(B) Principal

    (i)       Scheduled Principal Collections                                                     160,931.17
    (ii)      Full and Partial Principal Prepayments                                              100,222.97
    (iii)     Paid Ahead Principal Collections Applied to Current Period                            3,873.03
    (iv)      Net Servicer Advance                                                                 63,576.35
    (v)       Liquidation Proceeds Attributable to Principal                                            0.00
    (vi)      Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)              0.00
    (vii)     Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                   891,793.38
    (viii)    Other Principal Amounts                                                                   0.00
                                                                                               --------------
    (ix)      Total Principal Amount Available for Distribution                                 1,220,396.90


IV. DISTRIBUTION CALCULATIONS

(A)      Total Interest Available for Distribution                                              1,550,719.28
(B)      Total Principal Available for Distribution                                             1,220,396.90
(C)      Reserve Fund Draw Amount Required                                                              0.00
(D)      Draw on Letter of Credit for Interest Distribution                                             0.00
         Less:
         Monthly Servicing Fee                                                                    127,930.79
         Reimbursement to Servicer for Liquidation Expense                                              0.00
         Late Payment Fees, Extension Fees and Other Permitted Fees                                     0.00
         Other Permitted Withdrawals from Certificate Account                                           0.00
                                                                                               --------------
         Available Distribution Amount                                                          2,643,185.39

         Interest Accrual Period                                                                          30 days

         Total Interest Amount Due                                                                911,758.18
         Total Interest Distribution Amount                                                       911,758.18

         Amount Available for Principal Distribution Amount                                     1,731,427.22

         Total Principal Amount Available for Distribution                                      1,220,396.90
         Principal Loss on Liquidated Assets                                                            0.00
         Principal Distribution Shortfall Carryover Amount                                              0.00
         Overcollaterallization Writedown Amount                                                        0.00
         Overcollaterallization Reduction Amount                                                        0.00
         Accelerated Principal Distribution Amount for Current Period                             511,030.32
                                                                                               --------------
         Total Principal Amount to be Distributed                                               1,731,427.22

         Draw on Letter of Credit for Principal Distribution                                            0.00
         Excess Interest                                                                                0.00
         Reserve Account Deposit                                                                        0.00
         Reserve Account Release                                                                        0.00
         Class X Distribution Amount                                                                    0.00
         Class R Distribution Amount                                                                    0.00


V. SERVICER ADVANCE

(A) Interest
    (i)       Beginning Advance                                                                 3,498,755.48
    (ii)      Monthly Servicer Advance (Reimbursement)                                            504,182.54
                                                                                               --------------
    (iii)     Ending Advance Balance                                                            4,002,938.02

(B) Principal
    (i)       Beginning Advance                                                                   399,418.45
    (ii)      Monthly Servicer Advance (Reimbursement)                                             63,576.35
                                                                                               --------------
    (iii)     Ending Advance Balance                                                              462,994.80

(C) Total Servicer Advance
    (i)       Beginning Advance                                                                 3,898,173.93
    (ii)      Monthly Servicer Advance (Reimbursement)                                            567,758.89
                                                                                               --------------
    (iii)     Ending Advance Balance                                                            4,465,932.82

VI. CREDIT ENHANCEMENT

(A) Overcollateralization

    (I)  Target Overcollaterallization Amount                                                   9,003,765.61
    (ii) Beginning Balance                                                                        801,583.15
    (iii)Write Down for Certificate Distributions                                                       0.00
    (iv) Overcollaterallization Addition Amount                                                   511,030.32
    (v)  Overcollaterallization Reduction Amount                                                        0.00
    (vi) Ending Balance                                                                         1,312,613.47

(B) Reserve Fund (if applicable)

    (i)  Required Reserve Fund Balance                                                                  0.00
    (ii) Beginning Reserve Fund Balance                                                                 0.00
    (iii)Draws for Certificate Distributions                                                            0.00
    (iv) Excess Interest Deposited                                                                     0.00
    (v)  Reserve Fund Release                                                                           0.00
    (vi) Ending Reserve Fund Balance                                                                    0.00

(C) Letter of Credit (if applicable)
    (i)  Beginning LC Balance                                                                  16,639,562.15
    (ii) Draw on LC for Interest Distribution                                                           0.00
    (iii)Draw on LC for Principal Distribution                                                          0.00
         Ending Balance                                                                        16,639,562.15


VII. CERTIFICATE DISTRIBUTIONS

(A) Senior Certificates - Interest

    (i)  Class A1
                             Pass-Through Rate                                                         6.85%
                             Beginning Carryover Interest                                                $ -
                             Current Interest Accrual                                           $ 633,701.26
                             Current Carryover Interest Accrual                                          $ -
                             Interest Paid                                                      $ 633,701.26
                             Ending Carryover Balance                                                    $ -
                             Interest Paid Per $1000                                                  $ 4.43

    (ii) Class A2
                             Pass-Through Rate                                                         0.00%
                             Beginning Carryover Interest                                                $ -
                             Current Interest Accrual                                                    $ -
                             Current Carryover Interest Accrual                                          $ -
                             Interest Paid                                                               $ -
                             Ending Carryover Balance                                                    $ -
                             Interest Paid Per $1000                                                     $ -

    (iii)Class A3
                             Pass-Through Rate                                                         0.00%
                             Beginning Carryover Interest                                                $ -
                             Current Interest Accrual                                                    $ -
                             Current Carryover Interest Accrual                                          $ -
                             Interest Paid                                                               $ -
                             Ending Carryover Balance                                                    $ -
                             Interest Paid Per $1000                                                     $ -

    (iv) Class A4
                             Pass-Through Rate                                                         0.00%
                             Beginning Carryover Interest                                                $ -
                             Current Interest Accrual                                                    $ -
                             Current Carryover Interest Accrual                                          $ -
                             Interest Paid                                                               $ -
                             Ending Carryover Balance                                                    $ -
                             Interest Paid Per $1000                                                     $ -

(B) Subordinate Certificates - Interest
    (i)  Class M1
                             Pass-Through Rate                                                         7.51%
                             Beginning Carryover Interest                                                $ -
                             Current Interest Accrual                                            $ 91,934.92
                             Current Carryover Interest Accrual                                          $ -
                             Interest Paid                                                       $ 91,934.92
                             Ending Carryover Balance                                                    $ -
                             Interest Paid Per $1000                                                  $ 6.26



    (ii) Class M2
                             Pass-Through Rate                                                         7.90%
                             Beginning Carryover Interest                                                $ -
                             Current Interest Accrual                                            $ 68,637.83
                             Current Carryover Interest Accrual                                          $ -
                             Interest Paid                                                       $ 68,637.83
                             Ending Carryover Balance                                                    $ -
                             Beginning Carryover Writedown Interest                                      $ -
                             Current Writedown Interest                                                  $ -
                             Current Carryover Writedown Interest Accrual                                $ -
                             Writedown interest Paid                                                     $ -
                             Ending Carryover Writedown Interest                                         $ -
                             Interest Paid Per $1000                                                  $ 6.58


    (iii)Class B1
                             Pass-Through Rate                                                         8.50%
                             Beginning Carryover Interest                                                $ -
                             Current Interest Accrual                                            $ 57,063.33
                             Current Carryover Interest Accrual                                          $ -
                             Interest Paid                                                       $ 57,063.33
                             Ending Carryover Balance                                                    $ -
                             Beginning Carryover Writedown Interest                                      $ -
                             Current Writedown Interest                                                  $ -
                             Current Carryover Writedown Interest Accrual                                $ -
                             Writedown interest Paid                                                     $ -
                             Ending Carryover Writedown Interest                                         $ -
                             Interest Paid Per $1000                                                  $ 7.08

    (iv) Class B2
                             Pass-Through Rate                                                         8.50%
                             Beginning Carryover Interest                                                $ -
                             Current Interest Accrual                                            $ 60,420.83
                             Current Carryover Interest Accrual                                          $ -
                             Interest Paid                                                       $ 60,420.83
                             Ending Carryover Balance                                                    $ -
                             Beginning Carryover Writedown Interest                                      $ -
                             Current Writedown Interest                                                  $ -
                             Current Carryover Writedown Interest Accrual                                $ -
                             Writedown interest Paid                                                     $ -
                             Ending Carryover Writedown Interest                                         $ -
                             Interest Paid Per $1000                                                  $ 7.08


(C) Senior Certificates - Principal

    (i)  Class A1
                             Initial Certificate Balance                                       143,112,000.00
                             Initial Certificate Percentage                                           75.50%
                             Beginning Certificate Balance                                     111,013,359.42
                             Shortfall Carryover                                                        0.00
                             Current Principal Due                                             111,013,359.42
                             Current Principal Paid                                             1,731,427.22
                             Ending Principal Shortfall                                                 0.00
                             Accelerated Principal Distribution                                         0.00
                             Ending Certificate Balance                                        109,281,932.20
                             Ending Pool Factor                                                       71.76%
                             Principal Paid per $1000                                                  15.60
                             Total Class Distribution                                           1,731,427.22

    (ii) Class A2
                             Initial Certificate Balance                                                0.00
                             Initial Certificate Percentage                                            0.00%
                             Beginning Certificate Balance                                              0.00
                             Shortfall Carryover                                                        0.00
                             Current Principal Due                                                      0.00
                             Current Principal Paid                                                     0.00
                             Ending Principal Shortfall                                                 0.00
                             Accelerated Principal Distribution                                         0.00
                             Ending Certificate Balance                                                 0.00
                             Ending Pool Factor                                                        0.00%
                             Principal Paid per $1000                                                   0.00
                             Total Class Distribution                                                   0.00

    (iii)Class A3
                             Initial Certificate Balance                                                0.00
                             Initial Certificate Percentage                                            0.00%
                             Beginning Certificate Balance                                              0.00
                             Shortfall Carryover                                                        0.00
                             Current Principal Due                                                      0.00
                             Current Principal Paid                                                     0.00
                             Ending Principal Shortfall                                                 0.00
                             Accelerated Principal Distribution                                         0.00
                             Ending Certificate Balance                                                 0.00
                             Ending Pool Factor                                                        0.00%
                             Principal Paid per $1000                                                   0.00
                             Total Class Distribution                                                   0.00

    (iv) Class A4
                             Initial Certificate Balance                                                0.00
                             Initial Certificate Percentage                                            0.00%
                             Beginning Certificate Balance                                              0.00
                             Shortfall Carryover                                                        0.00
                             Current Principal Due                                                      0.00
                             Current Principal Paid                                                     0.00
                             Ending Principal Shortfall                                                 0.00
                             Accelerated Principal Distribution                                         0.00
                             Ending Certificate Balance                                                 0.00
                             Ending Pool Factor                                                        0.00%
                             Principal Paid per $1000                                                   0.00
                             Total Class Distribution                                                   0.00

(D) Subordinate Certificates - Principal
    (i)  Class M1
                             Initial Certificate Balance                                       14,690,000.00
                             Initial Certificate Percentage                                            7.75%
                             Beginning Certificate Balance                                     14,690,000.00
                             Shortfall Carryover                                                        0.00
                             Current Principal Due                                             14,690,000.00
                             Current Principal Paid                                                     0.00
                             Ending Principal Shortfall                                                 0.00
                             Accelerated Principal Distribution                                         0.00
                             Ending Certificate Balance                                        14,690,000.00
                             Ending Pool Factor                                                        9.65%
                             Principal Paid per $1000                                                   0.00
                             Total Class Distribution                                                   0.00




    (i)  Class M2
                             Initial Certificate Balance                                       10,426,000.00
                             Initial Certificate Percentage                                            5.50%
                             Beginning Certificate Balance                                     10,426,000.00
                             Shortfall Carryover                                                        0.00
                             Current Principal Due                                             10,426,000.00
                             Current Principal Paid                                                     0.00
                             Ending Principal Shortfall                                            0.00
                             Ending Certificate Balance- Excluding Writedowns                  10,426,000.00
                             Ending Pool Factor                                                        6.85%
                             Principal Paid per $1000                                                   0.00
                             Beginning Outstanding Writedown                                            0.00
                             Current Writedown/Writeup                                                  0.00
                             Ending Certificate Balance- Including Writedowns                           0.00
                             Total Class Distribution                                                   0.00


    (iii)Class B1
                             Initial Certificate Balance                                        8,056,000.00
                             Initial Certificate Percentage                                            4.25%
                             Beginning Certificate Balance                                      8,056,000.00
                             Shortfall Carryover                                                        0.00
                             Current Principal Due                                              8,056,000.00
                             Current Principal Paid                                                     0.00
                             Ending Principal Shortfall                                                 0.00
                             Ending Certificate Balance- Excluding Writedowns                   8,056,000.00
                             Ending Pool Factor                                                        5.29%
                             Principal Paid per $1000                                                   0.00
                             Beginning Outstanding Writedown                                            0.00
                             Current Writedown/Writeup                                                  0.00
                             Ending Certificate Balance- Including Writedowns                           0.00
                             Total Class Distribution                                                   0.00

    (iv) Class B2
                             Initial Certificate Balance                                        8,530,000.00
                             Initial Certificate Percentage                                            4.50%
                             Beginning Certificate Balance                                      8,530,000.00
                             Shortfall Carryover                                                        0.00
                             Current Principal Due                                              8,530,000.00
                             Current Principal Paid                                                     0.00
                             Ending Principal Shortfall                                                 0.00
                             Ending Certificate Balance- Excluding Writedowns                   8,530,000.00
                             Ending Pool Factor                                                        5.60%
                             Principal Paid per $1000                                                   0.00
                             Beginning Outstanding Writedown                                            0.00
                             Current Writedown/Writeup                                                  0.00
                             Ending Certificate Balance- Including Writedowns                           0.00
                             Total Class Distribution                                                   0.00

(E) Total Certificate Balances

                                                                    Beg of Period              End of Period
    (i)  Aggregate Balance of Certificates                       $ 153,516,942.56              $ 152,296,545.66
    (ii) Total Certificate Pool Factor                                80.9889449%                80.3451159%

VIII. DELINQUENCY INFORMATION

                                                                       Percent of                 Percent of
Delinquent Receivables at End of Due Period :   Principal Balance    Pool Balance        Units   Total Units
                                                -----------------    ------------        -----   -----------
    30-59 Days Delinquent                        $ 17,876,988.01           11.74%          490        11.55%
    60-89 Days Delinquent                         $ 7,572,231.10            4.97%          219         5.16%
    90 Days or More Delinquent                   $ 21,926,213.71           14.40%          606        14.29%
    Homes Repossessed or Foreclosed Upon         $ 10,358,510.54            6.80%          275         6.48%

    Bankruptcy*   (included in above delinquency)$ 10,134,070.87            6.65%          272         6.41%

    Extensions granted during period                                                         0
    Rewrites granted during period                                                           0

    * The Bankruptcy units and balances are already included in the above delinquency numbers. This information is provided for reference only.


IX. REPURCHASED CONTRACTS

(A) Repurchased Contracts -  Breach of Rep or Warranty

    (i)  Beginning Cumulative Repurchased Contracts since cutoff                                 $ 67,432.15
    (ii) Number of Contracts repurchased this period                                                       -
    (iii)Repurchase Price of Contracts this period                                                       $ -
    (iv) Ending Cumulative Repurchased Contracts since cutoff                                    $ 67,432.15

(B) Repurchased Contracts -  Delinquent Loans
    (i)  Beginning Cumulative Repurchased Contracts since cutoff                               $ 1,406,554.18
    (ii) Number of Contracts repurchased this period                                                   24.00
    (iii)Repurchase Price of Contracts this period                                              $ 891,793.38
    (iv) Ending Cumulative Repurchased Contracts since cutoff                                   2,298,347.56

X. REPOSESSION / LOSS INFORMATION

                                                                                     Units   Principal Balance
         Beginning Repossession Inventory                                             239      $ 9,060,666.36
         Repossessions Incurred                                                        60      $ 2,189,637.56
         Less Repurchase of Delinquent Loans                                           24       $ 891,793.38
         Less Repossessions Sold                                                       0                 $ -
                                                                                  ===========================
         Ending Repossession Inventory                                                275      $10,358,510.54



         Principal Balance of Repossessions Liquidated                                                   $ -
              Liquidation Proceeds Attributable to Principal                                             $ -
                                                                                               --------------
                   Principal Loss on Liquidation of Repo                                                 $ -
         Reimbursement to Servicer for Liquidation Expense                                               $ -
         Recoveries for Previously Liquidated Contracts                                                  $ -
                                                                                               --------------
         Net Liquidation Loss (Realized Loss)                                                            $ -

    Recoveries
         Liquidation Proceeds Attributable to Interest                                                   $ -
         Liquidation Proceeds Attributable to Principal                                                  $ -
         Recoveries for Previously Liquidated Contracts                                                  $ -
                                                                                               --------------
         Total Recoveries                                                                                $ -
         Recovery Percentage of Principal Balance of Repossessions Liquidated                   Not Applicable

XI. TRIGGERS


    Has the Crossover Date Occurred?                           NO

         Where the Current Distribution Date of                                                  06/30/01
         is greater than the Earliest Crossover Date of                                      December 31, 2003
                             And
         Subordinated Certificates Beginning Principal Balance of                              41,702,000.00
         plus the Current Overcollateralization Amount of                                       1,312,613.47
         divided by the Current Beginning Pool Principal Balance of                            153,516,942.56
                                                                                               --------------
         Equals                                                                                   28.02%
                                                                                               --------------
                             And is greater than the:
         Subordinated Initital Certificates Percentage of                                         14.25%
         multiplied by the
         Percentage (as Percent of Initial Class Subordination Percentage)                         175%
                                                                                               --------------
         Equals                                                                                   24.94%
                                                                                               --------------



    Principal Distribution Tests:                                Actual Ratio       Test Ratio    Result
                                                                    Over 60 Days Delinquent

         Current Mo                                                        26.17%
         1st Preceding Mo                                                  25.86%
         2nd Preceding Mo                                                  25.61%

         Average 60 Day Delinquency Ratio:                                 25.88%    5.00%         FAIL


                                                                 Over 30 Days Delinquent

         Current Mo                                                        37.91%
         1st Preceding Mo                                                  35.42%
         2nd Preceding Mo                                                  35.81%

         Average 30 Day Delinquency Ratio:                                 36.38%    7.00%         FAIL




                                                                                    Net Liquidation Losses
                                                Ending Pool Balance                   (Realized Losses)

         Current Mo                               152,296,545.66                                0.00
         1st Preceding Mo                         153,516,942.56                                0.00
         2nd Preceding Mo                         155,071,516.67                          528,789.17

                             Total                460,885,004.89                          528,789.17

                             Divided by                        3

                             Average              153,628,334.96

         Sum of last 3 months of Losses                                528,789.17
         Divided by 3 month average of Pool Balance                153,628,334.96
         Annualized  (multiply by 4)                                            4

         Current Realized Loss Ratio:                                       1.38%        2.75%     PASS




         Beginning Cumulative Realized Losses                       12,320,717.07
         Net Liquidation Losses (Realized Losses)                               -
                                                                 -----------------
         Ending Cumulative Realized Losses                          12,320,717.07
         Divided by Initial Pool Principal Balance                 189,552,960.29

         Cumulative Realized Loss Ratio:                                    6.50%        7.00%     PASS





    Should Principal Be Distributed to the Subordinated Certificates?      NO




The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        ___________________________________  DATE:   ______________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        ___________________________________  DATE:   ______________________
NAME:    Edward A. Bortz
TITLE:   Director of Securitization